                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MEDIA CONTACT:    James E. Adams, 419-783-8910, rfcmkt@rurban.net
INVESTOR CONTACT: Valda Colbart, 419-784-2759, rfcinv@rurban.net

RURBAN FINANCIAL CORP. REPORTS FOURTH QUARTER 2004 EPS OF $0.16, UP 128.6%

Defiance, Ohio, January 25, 2005 - Rurban Financial Corp. (Nasdaq: RBNF), a leading provider of full-service community banking, investment management, trust services, and bank data processing, today announced fourth quarter 2004 net income of $714.6 thousand, an increase of 118.9% over fourth quarter 2003 net income of $326.4 thousand and a 2.3% increase over third quarter 2004 net income of $698.6 thousand. On a diluted per share basis, earnings for the fourth quarter were $0.16, up 128.6% from the $0.07 reported for the year-ago quarter. Results benefited primarily from improved credit quality and a higher level of non-bank revenue.

For the fiscal year ending December 31, 2004, Rurban's net income totaled $2.7 million compared with $12.3 million for fiscal 2003. During 2003, the Company realized pre-tax gains of $20.0 million relating to the sale of certain branches in the first and second quarters. Diluted earnings per share were $0.60 for 2004 compared with $2.70 for 2003.

                                 December         September          December
                                   2004             2004               2003
Earnings: (Three months ended)   (dollars in thousands  except per share data)

Diluted EPS                      $  0.16           $  0.15           $  0.07
Net interest income              $ 3,029           $ 3,154           $ 2,887
Provision for loan losses       ($   529)          $   320          ($    60)
Non-interest income              $ 4,193           $ 4,080           $ 3,669
Non-interest expense             $ 6,560           $ 5,911           $ 6,144
Net income                       $   715           $   699           $   326

Kenneth A. Joyce, President and Chief Executive Officer, said, "Our performance continues to improve with every quarter. We are encouraged by the improved credit quality, which has been the primary driver of our 2004 earnings growth. During the course of the year, we also focused on building a foundation to enhance earnings by expanding our fee-based services; fostering a continued emphasis on service quality; re-enforcing ongoing conservative credit administration policies; and building a strong capital base. We believe our increasing revenue should provide additional momentum for earnings growth in 2005.

Total revenue (net interest income plus non-interest income) for the fourth quarter of 2004 aggregated $7.2 million, up 10.2% from the prior-year period. Net interest income rose 4.9%, reflecting a 52 basis point increase in the net interest margin to 3.24%, partially offset by an 8.9% decline in average earning assets. According to Mr. Joyce, "The decline in average earning assets and the margin improvement are the results of our revised policies and procedures, a more conservative posture on asset quality, a disciplined approach to pricing decisions on loans and deposits, and a repositioning of the balance sheet to benefit from an increasing interest rate environment."

Non-interest income for the fourth quarter of 2004 increased 14.3% from the prior-year fourth quarter, to $4.2 million. The main contributor to this improvement was RDSI, the Company's data processing subsidiary, which reported fee growth of 21.8% as a result of continued expansion of its customer base. Reliance Financial Services, N. A., the trust subsidiary, reported a decline of 4.5% in fourth quarter revenues of 2004 compared with the same period a year ago, which was a more robust quarter for the stock market. Mr. Joyce commented that Reliance Financial Services' fee revenues for the full-year 2004 improved by 16.9% through their development of innovative wealth management products and customer sales efforts.

Non-interest expense for the fourth quarter of 2004 rose 6.8% from the prior-year period, to $6.6 million. Staff additions at RDSI plus higher employee benefit costs resulted in a 10.8% increase in salaries and employee benefits, while equipment upgrades, primarily at RDSI, accounted for the 15.1% increase in equipment expense. On a consolidated basis, the efficiency ratio improved to 90.83% in the fourth quarter of 2004, down from 93.72% for the prior-year period. For the Bank on a stand-alone basis, the efficiency ratio was 81.90% for the current quarter.

                                 December 2004  September 2004  December 2003
 Credit Quality:                            (dollars in thousands)
Net charge-offs/(recoveries)     $    (60)       $ 1,875         $ 1,015
Net charge-offs/avg. loans          (0.09)%         2.76%           1.37%
Allowance for loan loss          $  4,899        $ 5,369         $10,181
Allowance for loan loss/loans        1.85%          1.97%           3.58%
Classified Assets:
   Substandard                   $ 14,964        $17,402         $32,482
   Doubtful                        10,641         12,238          18,914
   Total Classified Assets       $ 25,605        $29,640         $51,396

Commenting on asset quality, Mr. Joyce said, "We achieved significant improvements to asset quality throughout the year. We reduced our classified asset totals by $25.8 million, or 50%, from year-end 2003, with only $4.9 million in net charge-offs. With each passing quarter, our level of non-performing assets also shows improvement." At December 31, 2004, non-performing assets were 3.71% of total assets, or $15.4 million, compared with 4.05% at September 30, 2004 and 4.59% at December 31, 2003. Recoveries exceeded loans charged-off by $60,000 for the fourth quarter, equivalent to 0.09% of average loans on an annualized basis compared with net charge-offs of 2.76% for the linked quarter and 1.37% for the fourth quarter of 2003. As a result of positive credit quality trends, the Company reduced its loan loss reserve by $529 thousand during the quarter. The loan loss reserve now stands at 1.85% of period-end loans.

Loans at year-end 2004 were $264.5 million, a decline of 6.9%, from $284.1 million reported at December 31, 2003. "2004 was a year of transition at our Bank," commented Mr. Joyce. "We restructured our loan portfolio for quality, and we are actively pursuing a strategy to build on our long held expertise in agricultural lending and lending to small- and mid-sized businesses in our communities."

Shareholders' equity at December 31, 2004 was $50.3 million, a twelve-month increase of 4.0%. Shareholders' equity was 12.1% of period-end assets. "Rurban is a very well-capitalized institution, far in excess of regulatory requirements. Our total risk-based capital ratio at the Holding Company was 21.8% at year-end 2004 compared with the 10.0% requirement for banks by the regulators." Rurban had 4,568,388 shares of common stock outstanding at December 31, 2004.

Mr. Joyce concluded, "2004 was a year of building the foundation necessary to enhance Rurban's future performance. With our sound policies and procedures, strong capital position and dedicated employees, we expect to continue to expand our earnings and improve shareholder returns in 2005."

ABOUT RURBAN FINANCIAL CORP.

Rurban Financial Corp. is a publicly held bank holding company based in Defiance, Ohio and is located on the Internet at http://www.rurbanfinancial.net. Rurban's common stock is quoted on the Nasdaq National Market System under the symbol RBNF. The Company currently has 10,000,000 shares of stock authorized and 4,568,388 shares outstanding.

Rurban's wholly owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFCBC, Inc. The State Bank and Trust Company offers a full range of financial services through their offices in Defiance, Paulding and Fulton Counties. Reliance Financial Services, N.A. offers a diversified array of trust and financial services to customers throughout the Mid-West. RDSI provides data processing services to community banks in Ohio, Michigan, Indiana, Illinois and Missouri.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

           RURBAN FINANCIAL CORP.
     CONSOLIDATED FINANCIAL HIGHLIGHTS
                (UNAUDITED)

                                                       4TH QTR        3RD QTR      2ND QTR   1ST QTR   4TH QTR
(dollars in thousands except per share data)            2004           2004         2004      2004      2003
--------------------------------------------------   -----------    ------------   -------   -------   -------
EARNINGS
   Net interest income                               $     3,029           3,154     2,910     2,984     2,887
   Provision for loan loss                           $      (529)            320      (340)      150       (60)
   Other income                                      $     4,193           4,080     4,083     4,335     3,669
   Revenue (net interest income plus other income)         7,222           7,234     6,993     7,319     6,556
   Other expense                                     $     6,560           5,911     6,565     6,289     6,144
   NET INCOME                                        $       715             699       709       612       326

PER SHARE DATA
   Basic earnings per share                          $      0.16            0.15      0.16      0.13      0.07
   Diluted earnings per share                        $      0.16            0.15      0.16      0.13      0.07
   Book value per share                              $     11.01           10.95     10.56     10.79     10.60
   Tangible book value per share                     $     10.42           10.37      9.96     10.18      9.99
   Cash dividend per share                           $         0               0         0         0         0

PERFORMANCE RATIOS
   Return on average assets                                 0.69%           0.66%     0.68%     0.57%     0.30%
   Return on average equity                                 5.69%           5.73%     5.84%     5.02%     2.71%
   Net interest margin (tax equivalent)                     3.24%           3.35%     3.10%     3.09%     2.72%
   Other expense / Average assets                           6.32%           5.58%     6.28%     5.88%     5.62%
   Efficiency Ratio - consolidated                         90.83%          81.71%    93.88%    85.93%    93.72%
   Efficiency Ratio - bank (non-GAAP)                      81.90%          67.75%    80.68%    78.85%    80.75%
   Other income/Total operating revenue
   (net interest income plus other income)                 58.06%          56.40%    58.39%    59.23%    55.96%

MARKET DATA
   Market value per share -- Period end              $     13.90           12.88     12.28     15.15     13.85
   Market as a % of book                                    1.26            1.18      1.16      1.40      1.31
   Cash dividend yield                                      0.00%           0.00%     0.00%     0.00%     0.00%
   Common stock dividend payout ratio                       0.00%           0.00%     0.00%     0.00%     0.00%
   Period-end common shares outstanding (000)              4,568           4,568     4,567     4,567     4,566
   Common stock market capitalization ($Millions)    $    63,495          58,835    56,086    69,195    63,237

CAPITAL & LIQUIDITY
   Equity to assets                                         12.1%           12.0%     11.6%     11.7%     11.1%
   Period-end tangible equity to assets                     11.5%           11.4%     11.0%     11.0%     10.5%
   Tier 1 risk-based capital ratio                          20.6%           20.0%     19.7%     19.0%     18.4%
   Total risk-based capital ratio                           21.8%           21.2%     21.0%     20.3%     19.7%
   Average loans to average deposits                        93.0%           93.1%     90.0%     88.2%    101.1%

ASSET QUALITY
   Net charge-offs / (Recoveries)                    $       (60)          1,875       982     2,086     1,015
   Net loan charge-offs (Ann.) / Average loans             (0.09%)          2.76%     1.45%     3.03%     1.37%
   Non-performing loans (includes 90-days past due)  $      14.4            16.5      16.5      17.9      18.4
   OREOs                                             $       0.7             0.0       0.6       1.1       1.6
   90-day past dues                                  $      11.8            10.3      10.1       7.3      12.1
   Non-performing Assets + 90-day past due/ Total
      assets - consolidated                                 3.71%           4.05%     4.14%     4.50%     4.59%
   Allowance for loan losses/ Total loans                   1.85%           1.97%     2.56%     3.06%     3.58%
   Allowance for loan losses/Non-performing Assets
      (includes 90 days past due)                           31.2%           32.7%     40.1%     43.2%     51.0%

END OF PERIOD BALANCES
   Total loans, net of unearned income               $   264,481         272,956   270,692   269,316   284,104
   Total assets                                      $   415,349         415,827   415,026   421,751   435,312
   Deposits                                          $   279,624         289,982   290,991   307,727   317,475
   Stockholders' equity                              $    50,306          50,004    48,227    49,274    48,383
   Full-time equivalent employees                            225             223       223       227       232

AVERAGE BALANCES
   Loans                                             $   266,079         271,387   271,333   275,514   296,509
   Total earning assets                              $   375,290         377,308   380,135   388,471   411,995
   Total assets                                      $   415,344         423,419   418,388   428,149   436,977
   Deposits                                          $   286,213         291,616   301,493   312,460   293,165
   Stockholders' equity                              $    50,256          48,801    48,538    48,744    48,159

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Fourth Quarter Ended December 31, 2004 and 2003

                                               Fourth Quarter  Fourth Quarter  Increase/(Decrease)
                                                    2004          2003           $               %
                                               --------------  --------------  ----------     ----
Interest income
      Loans
        Taxable                                 $ 3,918,161     $ 4,453,872    $(535,711)     -12%
        Tax-exempt                                   15,203          18,604       (3,401)     -18
      Securities
        Taxable                                     997,590         772,135      225,455       29
        Tax-exempt                                   44,551          43,397        1,154        3
      Other                                          25,489          35,470       (9,981)     -28
                                                -----------     -----------    ---------
          Total interest income                   5,000,994       5,323,478     (322,484)      -6

Interest expense
      Deposits                                    1,072,599       1,519,512     (446,913)     -29
      Other borrowings                               63,836         164,683     (100,847)     -61
      Retail Repurchase Agreements                   15,824           7,452        8,372      112
      Federal Home Loan Bank advances               544,532         474,249       70,283       15
      Trust preferred securities                    275,395         270,889        4,506        2
                                                -----------     -----------    ---------
          Total interest expense                  1,972,186       2,436,785     (464,599)     -19
                                                -----------     -----------    ---------

NET INTEREST INCOME                               3,028,808       2,886,693      142,115        5

      Provision for loan losses                    (529,000)        (60,000)     469,000      N/A
                                                -----------     -----------    ---------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                 3,557,808       2,946,693      611,115       21

Noninterest income
      Data service fees                           2,794,660       2,294,430      500,230       22
      Trust fees                                    739,891         775,009      (35,118)      -5
      Customer service fees                         466,675         528,966      (62,291)     -12
      Net gain on sales of loans                     13,513          24,886      (11,373)     -46
      Net realized gains (losses) on sales of
         available-for-sale securities                4,653               0        4,653        0
      Loan servicing fees                            82,506          84,107       (1,601)      -2
      Gain (loss) on sale of assets                 (34,065)       (142,270)    (108,205)     -76
      Other income                                  124,891         103,463       21,428       21
                                                -----------     -----------    ---------
          Total noninterest income                4,192,724       3,668,591      524,133       14

Noninterest expense
      Salaries and employee benefits              3,362,078       3,034,306      327,772       11
      Net occupancy expense                         259,822         238,147       21,675        9
      Equipment expense                           1,177,866       1,023,645      154,221       15
      Data processing fees                           86,993          91,488       (4,495)      -5
      Professional fees                             594,254         678,843      (84,589)     -12
      Marketing expense                              76,524          84,027       (7,503)      -9
      Printing and office supplies                   95,884          73,147       22,737       31
      Telephone and communication                   153,530         165,821      (12,291)      -7
      Postage and delivery expense                   85,348         106,320      (20,972)     -20
      State, local and other taxes                  182,034         140,022       42,012       30
      Other expenses                                485,559         508,649      (23,090)      -5
                                                -----------     -----------    ---------
          Total noninterest expense               6,559,892       6,144,415      415,477        7
                                                -----------     -----------    ---------

INCOME BEFORE INCOME TAX EXPENSE                  1,190,640         470,869      719,771      153
      Income tax expense                            476,055         144,464      331,591      230
                                                -----------     -----------    ---------

NET INCOME                                      $   714,585     $   326,405    $ 388,180      119
                                                ===========     ===========    =========

Earnings per common share:
      Basic                                     $      0.16     $      0.07    $    0.09      129
                                                ===========     ===========    =========
      Diluted                                   $      0.16     $      0.07    $    0.09      129%


RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Fourth Quarter Ended December 31, 2004 and Third Quarter 2004

                                                 Fourth Quarter      Third Quarter     Increase/(Decrease)
                                                       2004               2004               $           %
                                               -------------------  ----------------  ---------------  -----
Interest income
      Loans
        Taxable                                $        3,918,161   $     4,071,529   $     (153,368)    -4%
        Tax-exempt                                         15,203            15,282              (79)    -1
      Securities
        Taxable                                           997,590           925,549           72,041      8
        Tax-exempt                                         44,551            39,497            5,054     13
      Other                                                25,489            11,994           13,495    113
                                               ------------------   ---------------   --------------
          Total interest income                         5,000,994         5,063,851          (62,857)    -1

Interest expense
      Deposits                                          1,072,599         1,050,918           21,681      2
      Other borrowings                                     63,836            64,335             (499)    -1
      Retail Repurchase Agreements                         15,824             8,052            7,772     97
      Federal Home Loan Bank advances                     544,532           495,192           49,340     10
      Trust preferred securities                          275,395           290,855          (15,460)    -5
                                               ------------------   ---------------   --------------
          Total interest expense                        1,972,186         1,909,352           62,834      3
                                               ------------------   ---------------   --------------

NET INTEREST INCOME                                     3,028,808         3,154,499         (125,691)    -4

      Provision for loan losses                          (529,000)          319,517         (848,517)  -266
                                               ------------------   ---------------   --------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                       3,557,808         2,834,982          722,826     25

Noninterest income
      Data service fees                                 2,794,660         2,566,485          228,175      9
      Trust fees                                          739,891           726,417           13,474      2
      Customer service fees                               466,675           499,528          (32,853)    -7
      Net gain on sales of loans                           13,513             7,043            6,470     92
      Net realized gains (losses) on sales of
         available-for-sale securities                      4,653           112,394         (107,741)   -96
      Loan servicing fees                                  82,506            91,216           (8,710)   -10
      Gain (loss) on sale of assets                       (34,065)          (10,508)          23,557    224
      Other income                                        124,891            87,432           37,459     43
                                               ------------------   ---------------   --------------
          Total noninterest income                      4,192,724         4,080,007          112,717      3

Noninterest expense
      Salaries and employee benefits                    3,362,078         3,080,476          281,602      9
      Net occupancy expense                               259,822           235,173           24,649     10
      Equipment expense                                 1,177,866         1,099,129           78,737      7
      Data processing fees                                 86,993            75,702           11,291     15
      Professional fees                                   594,254           512,476           81,778     16
      Marketing expense                                    76,524            84,663           (8,139)   -10
      Printing and office supplies                         95,884            73,506           22,378     30
      Telephone and communication                         153,530           171,529          (17,999)   -10
      Postage and delivery expense                         85,348            85,747             (399)     0
      State, local and other taxes                        182,034            (5,493)         187,527    N/A
      Other expenses                                      485,559           497,620          (12,061)    -2
                                               ------------------   ---------------   --------------
          Total noninterest expense                     6,559,892         5,910,528          649,364     11
                                               ------------------   ---------------   --------------

INCOME BEFORE INCOME TAX EXPENSE                        1,190,640         1,004,461          186,179     19
      Income tax expense                                  476,055           305,819          170,236     56
                                               ------------------   ---------------   --------------

NET INCOME                                     $          714,585   $       698,642   $       15,943      2
                                               ==================   ===============   ==============

Earnings per common share:
      Basic                                    $             0.16   $          0.15   $         0.01      7
                                               ==================   ===============   ==============
      Diluted                                  $             0.16   $          0.15   $         0.01      7%

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Twelve Months Ended December 31, 2004 and 2003

                                                  Twelve Months      Twelve Months     Increase/(Decrease)
                                                       2004              2003               $           %
                                               -------------------  ---------------  ---------------  -----
Interest income
      Loans
        Taxable                                $       16,151,220   $    24,305,358  $   (8,154,138)   -34%
        Tax-exempt                                         65,711            89,356         (23,645)   -26
      Securities
        Taxable                                         3,567,819         2,805,614         762,205     27
        Tax-exempt                                        164,541           172,063          (7,522)    -4
      Other                                                78,549           401,459        (322,910)     -
                                               ------------------   ---------------  --------------
          Total interest income                        20,027,840        27,773,850      (7,746,010)   -28

Interest expense
      Deposits                                          4,554,093        10,024,718      (5,470,625)   -55
      Other borrowings                                    361,375           588,966        (227,591)   -39
      Retail Repurchase Agreements                         38,971             7,452          31,519
      Federal Home Loan Bank advances                   1,877,284         2,276,439        (399,155)   -18
      Trust preferred securities                        1,118,751         1,074,722          44,029      4
                                               ------------------   ---------------  --------------
          Total interest expense                        7,950,474        13,972,297      (6,021,823)   -43
                                               ------------------   ---------------  --------------

NET INTEREST INCOME                                    12,077,366        13,801,553      (1,724,187)   -12

      Provision for loan losses                          (399,483)        1,202,000      (1,601,483)  -133
                                               ------------------   ---------------  --------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                      12,476,849        12,599,553        (122,704)    -

Noninterest income
      Data service fees                                10,478,245         8,971,632       1,506,613     17
      Trust fees                                        3,042,297         2,602,270         440,027     17
      Customer service fees                             1,985,389         2,179,036        (193,647)    -9
      Net gain on sales of loans                           40,603           415,851        (375,248)   -90
      Net realized gains (losses) on sales of
         available-for-sale securities                    241,008            23,632         217,376      -
      Loan servicing fees                                 367,753           394,647         (26,894)    -7
      Gain (loss) on sale of assets                        33,758        19,631,311     (19,597,553)     0
      Other income                                        501,578           468,977          32,601      7
                                               ------------------   ---------------  --------------
          Total noninterest income                     16,690,631        34,687,356     (17,996,725)     -

Noninterest expense
      Salaries and employee benefits                   12,993,449        13,428,366        (434,917)    -3
      Net occupancy expense                               981,700         1,183,569        (201,869)   -17
      Equipment expense                                 4,336,573         4,201,260         135,313      3
      Data processing fees                                371,153           435,700         (64,547)   -15
      Professional fees                                 2,252,677         4,171,758      (1,919,081)   -46
      Marketing expense                                   339,968           397,137         (57,169)   -14
      Printing and office supplies                        423,030           472,193         (49,163)   -10
      Telephone and communication                         637,528           716,227         (78,699)   -11
      Postage and delivery expense                        347,494           540,339        (192,845)   -36
      State, local and other taxes                        591,142           617,036         (25,894)    -4
      Other expenses                                    2,049,617         2,514,750        (465,133)   -18
                                               ------------------   ---------------  --------------
          Total noninterest expense                    25,324,331        28,678,335      (3,354,004)   -12
                                               ------------------   ---------------  --------------

INCOME BEFORE INCOME TAX EXPENSE                        3,843,149        18,608,574     (14,765,425)     -
      Income tax expense                                1,108,857         6,303,342      (5,194,485)     -
                                               ------------------   ---------------  --------------

NET INCOME                                     $        2,734,292   $    12,305,232  $   (9,570,940)     -
                                               ==================   ===============  ==============

Earnings per common share:
      Basic                                    $             0.60   $          2.71  $        (2.11)     -
                                               ==================   ===============  ==============
      Diluted                                  $             0.60   $          2.70  $        (2.10)     -

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - UNAUDITED
December 31, 2004 and 2003

                                                                          December           December
                                                                            2004               2003
                                                                     -----------------  -----------------
ASSETS
Cash and due from banks                                              $     10,617,766   $     14,176,952
Federal funds sold                                                                  0         10,000,000
                                                                     ----------------   ----------------
        Cash and cash equivalents                                          10,617,766         24,176,952
Interest-earning deposits in other financial institutions                     150,000            260,000
Available-for-sale securities                                             108,720,491        107,698,595
Loans held for sale                                                           112,900            218,753
Loans, net of unearned income                                             264,480,789        284,104,311
Allowance for loan losses                                                  (4,899,063)       (10,181,135)
Premises and equipment, net                                                12,304,916         11,145,499
Federal Reserve and Federal Home Loan Bank Stock                            2,793,000          2,744,900
Foreclosed assets held for sale, net                                          720,000          1,390,552
Accrued interest receivable                                                 1,984,452          2,000,732
Deferred income taxes                                                               -          2,304,264
Goodwill                                                                    2,144,304          2,144,304
Core deposits and other intangibles                                           542,978            644,987
Other assets                                                               15,676,213          6,659,158
                                                                     ----------------   ----------------

             Total assets                                            $    415,348,746   $    435,311,872
                                                                     ================   ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
        Deposits
             Demand                                                  $     37,831,810   $     46,084,861
             Savings, NOW and money market                                 87,795,630         96,721,318
             Time                                                         153,996,874        174,668,570
                                                                     ----------------   ----------------
                  Total deposits                                          279,624,314        317,474,749
        Notes payable                                                       3,079,656         10,327,599
        Advances from Federal Home Loan Bank                               56,000,000         39,000,000
        Fed Funds Purchased                                                 7,500,000                  -
        Trust preferred securities                                         10,310,000         10,000,000
        Accrued interest payable                                              994,114          2,347,303
        Retail Repurchase Agreements                                        4,059,151          3,923,754
        Deferred income taxes                                                 936,867                  -
        Other liabilities                                                   2,538,851          3,855,712
                                                                     ----------------   ----------------

                  Total liabilities                                       365,042,953        386,929,117

Shareholders' Equity
        Common stock:  stated value $2.50 per share;
          shares authorized: 10,000,000; shares issued: 4,575,702;
          shares outstanding: 2004 - 4,568,388; 2003 - 4,565,879           11,439,255         11,439,255
        Additional paid-in capital                                         11,003,642         11,009,268
        Retained earnings                                                  28,943,734         26,209,443
        Accumulated other comprehensive income (loss),
          net of tax of ($413,764) in 2004 and $103,589 in 2003              (803,189)           201,082
        Unearned ESOP shares                                                        -           (163,493)
        Treasury stock                                                       (277,649)          (312,800)
                                                                     ----------------   ----------------

                  Total shareholders' equity                               50,305,793         48,382,755
                                                                     ----------------   ----------------

             Total liabilities and shareholders' equity              $    415,348,746   $    435,311,872